SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 1997
                                            --------------------------------


                        CIT Home Equity Loan Trust 1997-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-22959                     13-3960888
    ------------------------------------------------------------------------
          (Commission File Number)      (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                              ------------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------
            On October 15, 1997, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1997-1, Class A-1 5.93% Home Equity Loan Asset Backed Certificates, Class A-2 6.17% Home Equity Loan Asset Backed Certificates, Class A-3 6.25% Home Equity Loan Asset Backed Certificates, Class A-4 6.37% Home Equity Loan Asset Backed Certificates, Class A-5 6.55% Home Equity Loan Asset Backed Certificates, Class A-6 6.67% Home Equity Loan Asset Backed Certificates, Class A-7 6.95% Home Equity Loan Asset Backed Certificates, Class A-8 6.65% Home Equity Loan Asset Backed Certificates, Class A-9 Home Equity Loan Asset Backed Certificates, Class M-1 6.85% Home Equity Loan Asset Backed Certificates, Class M-2 7.10% Home Equity Loan Asset Backed Certificates, Class B-1 7.45% Home Equity Loan Asset Backed Certificates, and Class B-2 8.78% Home Equity Loan Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----
      28                Monthly Report delivered by               3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on October 15, 1997

SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE CIT GROUP/CONSUMER
                                        FINANCE, INC., as master servicer



                                        By: /s/ Frank Garcia
                                            -------------------------
                                        Name:  Frank Garcia
                                        Title: Vice President
Dated:  October 27, 1997

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1997 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The Monthly  Report for the period from  September 1, 1997 to September 30,
                                              ---------------------------------
     1997  attached to this  certificate  is complete and accurate in accordance
     ----
     with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has  affixed  hereunto  his  signature  this 9th day of
                                                                      ----------
October 1997.
------------

                                       THE CIT GROUP/CONSUMER FINANCE, INC.


                                        BY /s/ Frank Garcia
                                           -----------------------
                                           Frank Garcia
                                           Vice President

                        CIT Home Equity Loan Trust 1997-1
            Home Equity Loan Asset Backed Certificates, Series 1997-1
                          Master Servicer's Certificate

                                             Due Period          9/30/97
                                             Determinayion Date  10/9/97
                                             Distribution Date   10/15/97


I    Available in Certificate Account

     Principal collected on Mortgage Loans     5,909,635.65
     Interest collected on Mortgage Loans      4,251,580.35
     All Liquidation Proceeds with respect
      to Principal                                     0.00
     All Liquidation Proceeds with respect
      to Interest                                      0.00
     Recoveries on previously Liquidated Mortgage      0.00
     Principal portion of Purchase Price on
      Repurchased Mortgage Loans                       0.00
     Interest portion of Purchase Price on
      Repurchased Mortgage Loans                       0.00
     Master Servicer Monthly Advances (net of
      Compensating Inter                         561,279.42
     Reimbursement of prior months Servicer
      Advances                                  (255,786.12)
     Compensating Interest                           206.90
     Investment Earnings on Certificate
      Account                                          0.00

           Total available in the Certificate Account             10,466,916.20


II   Distributions                              Per $ 1,000             Amount
                                             ---------------      --------------

1.   Aggregate Class A-1 Distribution          75.77308118         6,819,577.31

2.   Aggregate Class A-2 Distribution           5.14166667           185,100.00

3.   Aggregate Class A-3 Distribution           5.20833333           317,708.33

4.   Aggregate Class A-4 Distribution           5.30833333           212,333.33

5.   Aggregate Class A-5 Distribution           5.45833333            81,875.00

6.   Aggregate Class A-6 Distribution           5.55833333            83,375.00

7.   Aggregate Class A-7 Distribution           5.79166667           191,125.00

8.   Aggregate Class A-8 Distribution           5.54166667           166,250.00

9.   Aggregate Class A-9 Distribution          18.51220255         1,666,098.23

10.  Aggregate Class M-1 Distribution           5.70833333           171,250.00

11.  Aggregate Class M-2 Distribution           5.91666667           192,291.67

12.  Aggregate Class B-1 Distribution           6.20833333           139,687.50

13.  Aggregate Class B-2 Distribution           7.31666667            36,583.33

14.  Aggregate Master Servicer Distribution                          203,661.50

15.  Aggregate Class R Distribution                                        0.00

                Total Distributions =                             10,466,916.20

III  Certificate Class Balances                Factor %               Amount
                                           ---------------        --------------

     Opening Class A Certificate Balances
      as reported in prior
      Monthly Master Servicer Report:
                       (a)  Class A-1       85.22017789%          76,698,160.10
                       (b)  Class A-2      100.00000000%          36,000,000.00
                       (c)  Class A-3      100.00000000%          61,000,000.00
                       (d)  Class A-4      100.00000000%          40,000,000.00
                       (e)  Class A-5      100.00000000%          15,000,000.00
                       (f)  Class A-6      100.00000000%          15,000,000.00
                       (g)  Class A-7      100.00000000%          33,000,000.00
                       (h)  Class A-8      100.00000000%          30,000,000.00
                       (j)  Class A-9       97.18571373%          87,467,142.36
                                                                 --------------
                                                                 394,165,302.46

     Opening Class M Certificate Balances
      as reported in prior
      Monthly Master Servicer Report:
                       (a)  Class M-1      100.00000000%          30,000,000.00
                       (b)  Class M-2      100.00000000%          32,500,000.00
                                                                 --------------
                                                                  62,500,000.00

     Opening Class B Certificate Balances
      as reported in prior
      Monthly Master Servicer Report
                       (a)  Class B-1      100.00000000%          22,500,000.00
                       (b)  Class B-2      100.00000000%           5,000,000.00
                                                                 --------------
                                                                  27,500,000.00

IV   Principal Distribution Formula

1(a).Fixed Rate Principal Remittance Amount             No.          Amount
                                                       ----      --------------
         (a)  Stated principal collected                             713,494.47
         (b)  Principal Prepayments                     101        4,276,612.08
         (c)  Liquidation Proceeds                                         0.00
         (d)  Repurchased Mortgage Loans                  0                0.00

1(b).Add:  Fixed Rate Group Extra Principal
            Distribution Amount                                    1,450,454.01

1(c).Less:  Fixed Rate Group
             Overcollateralization Release Amount                          0.00
                                                                 --------------
   Total Fixed Rate Group principal distribution                   6,440,560.56


2(a).Variable Rate Principal Remittance Amount
              (a)  Stated principal collected                         58,666.16
              (b)  Principal Prepayments                12           860,862.94
              (c)  Liquidation Proceeds                                    0.00
              (d)  Repurchased Contracts                 0                 0.00

2(b).Add:  Adjustable Rate Group Extra
            Principal Distribution Amount                            320,440.15

2(c).Less:  Adjustable Rate Group
             Overcollateralization Release Amount                          0.00
                                                                 --------------
  Total Variable Rate Group principal distribution                 1,239,969.25

3(a).Class A Principal Distribution Amount
                                              Per $ 1,000
                                            ---------------
      1.  Class A-1                           71.56178405          6,440,560.56
      2.  Class A-2                            0.00000000                  0.00
      3.  Class A-3                            0.00000000                  0.00
      4.  Class A-4                            0.00000000                  0.00
      5.  Class A-5                            0.00000000                  0.00
      6.  Class A-6                            0.00000000                  0.00
      7.  Class A-7                            0.00000000                  0.00
      9.  Class A-8
         (a)  Class A-8 Lockout Percentage                   0.00%
         (b)  Class A-8 Lockout Distribution
            Amount                             0.00000000                  0.00
     10.  Class A-9                           13.77743606          1,239,969.25

3(b).Class M Principal Distribution Amount
                1.  Class M-1                  0.00000000                  0.00
                2.  Class M-2                  0.00000000                  0.00

3(c).Class B Principal Distribution Amount
                1.   Class B-1                 0.00000000                  0.00
                2.   Class B-2                 0.00000000                  0.00



                                                Factor %               Amount
                                           ---------------          ------------
     Ending Class A Certificate Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
                       (a)  Class A-1         78.06399948%        70,257,599.54
                       (b)  Class A-2        100.00000000%        36,000,000.00
                       (c)  Class A-3        100.00000000%        61,000,000.00
                       (d)  Class A-4        100.00000000%        40,000,000.00
                       (e)  Class A-5        100.00000000%        15,000,000.00
                       (f)  Class A-6        100.00000000%        15,000,000.00
                       (g)  Class A-7        100.00000000%        33,000,000.00
                       (h)  Class A-8        100.00000000%        30,000,000.00
                       (i)  Class A-9         95.80797013%        86,227,173.11
                                                                 --------------
                                                                 386,484,772.65

     Ending Class M Certificate Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
                       (a)  Class M-1         100.00000000%       30,000,000.00
                       (b)  Class M-2         100.00000000%       32,500,000.00
                                                                 --------------
                                                                  62,500,000.00

     Ending Class B Certificate Balances
      after distributions of principal in
      this Monthly Master Servicer Report:
                       (a)  Class B-1         100.00000000%       22,500,000.00
                       (b)  Class B-2         100.00000000%        5,000,000.00
                                                                 --------------
                                                                  27,500,000.00


V    Interest Distribution Formula

     Fixed Rate Group

       (a)  Fixed Rate Group Available
        Funds Cap Rate                              9.9400%

       (b)  Fixed Rate Group applicable
        Pass-Through Rate
                           1.     Class A-1         5.9300%
                           2.     Class A-2         6.1700%
                           3.     Class A-3         6.2500%
                           4.     Class A-4         6.3700%
                           5.     Class A-5         6.5500%
                           6.     Class A-6         6.6700%
                           7.     Class A-7         6.9500%
                           8.     Class A-8         6.6500%
                           9.     Class M-1         6.8500%
                          10.     Class M-2         7.1000%
                          11.     Class B-1         7.4500%
                          12.     Class B-2         8.7800%


     Variable Rate Group

       (a)  Adjustable Rate Group Available
             Cap Rate                              29.6372%

       (b)  LIBOR Rate                              5.6563%

       (c)  Maximum Variable Rate                  20.0000%

       (d)  Variable Rate Group (Class A-9)
             applicable Pass Through Rate           5.8463%

     INTEREST REMITTANCE AMOUNT
    1.  Interest collected on Mortgage Loans   4,251,580.35
    2.  Interest advanced on Mortgage Loans      305,493.30
    3.  Compensating Interest on Mortgage Loans      206.90
    4.  Substitution Adjustment interest               0.00
    5.  Purchase Price interest on repurchased
         accounts                                      0.00
    6.  Liquidation Proceeds interest portion          0.00

           TOTAL INTEREST REMITTANCE AMOUNT                        4,557,280.55



     Current Interest Requirement

     Fixed Rate Group

       1.     Class A-1 @ applicable Pass-Through Rate               379,016.74
       2.     Class A-2 @ applicable Pass-Through Rate               185,100.00
       3.     Class A-3 @ applicable Pass-Through Rate               317,708.33
       4.     Class A-4 @ applicable Pass-Through Rate               212,333.33
       5.     Class A-5 @ applicable Pass-Through Rate                81,875.00
       6.     Class A-6 @ applicable Pass-Through Rate                83,375.00
       7.     Class A-7 @ applicable Pass-Through Rate               191,125.00
       8.     Class A-8 @ applicable Pass-Through Rate               166,250.00
       9.     Class M-1 @ applicable Pass-Through Rate               171,250.00
      10.     Class M-2 @ applicable Pass-Through Rate               192,291.67
      11.     Class B-1 @ applicable Pass-Through Rate               139,687.50
      12.     Class B-2 @ applicable Pass-Through Rate                36,583.33


     Fixed Rate Group Interest Carry Forward Amount

              1.     Class A-1                          0.00
              2.     Class A-2                          0.00
              3.     Class A-3                          0.00
              4.     Class A-4                          0.00
              5.     Class A-5                          0.00
              6.     Class A-6                          0.00
              7.     Class A-7                          0.00
              8.     Class A-8                          0.00
              9.     Class M-1                          0.00
             10.     Class M-2                          0.00
             11.     Class B-1                          0.00
             12.     Class B-2                          0.00


     Fixed Rate Group Interest Distribution Amount
                                                  Per $ 1,000
                                                ---------------
                   1.     Class A-1               4.21129712         379,016.74
                   2.     Class A-2               5.14166667         185,100.00
                   3.     Class A-3               5.20833333         317,708.33
                   4.     Class A-4               5.30833333         212,333.33
                   5.     Class A-5               5.45833333          81,875.00
                   6.     Class A-6               5.55833333          83,375.00
                   7.     Class A-7               5.79166667         191,125.00
                   8.     Class A-8               5.54166667         166,250.00
                   9.     Class M-1               5.70833333         171,250.00
                  10.     Class M-2               5.91666667         192,291.67
                  11.     Class B-1               6.20833333         139,687.50
                  12.     Class B-2               7.31666667          36,583.33
                                                                 --------------
                                                                   2,156,595.91

     Variable Rate Group

             1.     Class A-9   @ applicable rate                    426,128.98

     Variable Rate Group Interest Carry Forward Amount

             1.     Class A-9                              0.00

     Variable Rate Group Interest Distribution
      Amount
                                               Per $ 1,000
                                             ---------------
             1.     Class A-9                  4.73476649            426,128.98

VI   Monthly Excess Cashflow

        (a)  Monthly Excess Interest
              Amount                                               1,974,555.66
        (b)  Overcollateralization Release
              Amount                                                       0.00
                                                                 --------------

                        Total Monthly Excess Cashflow Amount       1,974,555.66



VII  Credit Enhancement Information

   (a)  Senior Enhancement Percentage            19.96%

   (b)  Specified Senior Enhancement Percent     40.70%

   (c)  Overcollateralization Amount:

            1.    Opening Overcollateralization Amount             4,622,292.99
            2.    Ending Overcollateralization Amount              6,393,187.15
            3.    Targeted Overcollateralization Amount           11,750,000.00
            4.    Overcollateralization Deficiency Amount          7,127,707.01
            5.    Overcollateralization Release Amount                     0.00



VIII Trigger Information

    1.  (a)  Delinquency Trigger percentage                1.41%
        (b)  Delinquency Trigger in effect ?                 NO

    2.  (a)  Cummulative Realized Loss Trigger
              Event in effect ?                              NO
        (b)  Cummulative Realized Loss Termination
              Event in effect ?                              NO




IX   Pool Information                               No.              Amount
                                                   ----          --------------

   (a)  Closing Mortgage Loan Principal Balance:
           1.  Fixed Rate Group                    8249          395,502,052.73
           2.  Variable Rate Group                 1011           87,375,907.07

   (b)  Weighted Average Mortgage Rate:
           1.  Fixed Rate Group                                          10.936%
           2.  Variable Rate Group                                        9.437%

   (c)  Weighted Average Remaining Maturity:
           1.  Fixed Rate Group                                          234.16
           2.  Variable Rate Group                                       342.38



X    Delinquency Information                          No.   %      Amount
                                                    ---------------------------

     A.  Fixed Rate Group:
          (a)  Delinquent Contracts:
                       1.    31 - 59 Day Accounts    259   3.58%  14,172,145.43
                       2.    60 - 89 Day Accounts    69    0.84%   3,304,552.59
                       3.    90 - 119 Day Accounts   41    0.54%   2,141,777.26
                       4.    120 +  Day Accounts      0    0.00%           0.00

          (b)  Mortgage Loans - In Foreclosure        0    0.00%           0.00
          (c)  REO Property Accounts                  0    0.00%           0.00

     B.  Variable Rate Group:
          (a)  Delinquent Contracts:
                      1.    31 - 59 Day Accounts    51     4.16%   3,630,897.92
                      2.    60 - 89 Day Accounts    14     1.31%   1,141,606.74
                      3.    90 - 119 Day Accounts    4     0.27%     239,699.51
                      4.    120 +  Day Accounts      0     0.00%           0.00

          (b)  Mortgage Loans - In Foreclosure       0     0.00%           0.00
          (c)  REO Property Accounts                 0     0.00%           0.00


     C.  Total For All Groups:
          (a)  Delinquent Contracts:
                      1.    31 - 59 Day Accounts   310     3.69%  17,803,043.35
                      2.    60 - 89 Day Accounts    83     0.92%   4,446,159.33
                      3.    90 - 119 Day Accounts   45     0.49%   2,381,476.77
                      4.    120 +  Day Accounts      0     0.00%           0.00

          (b)  Mortgage Loans - In Foreclosure       0     0.00%           0.00
          (c)  REO Property Accounts                 0     0.00%           0.00



XI   Realized Losses                                 No.             Amount
                                                    ----         --------------

   1.   (a)  Gross Realized Losses during
              the period                              0                    0.00

        (b)  Net Realized Losses during the
              period                                                       0.00

        (c)  Cummulative Gross Realized Losses        0                    0.00

        (d)  Cummulative Net Realized Losses                               0.00

        (e)  Applied Realized Loss Amount                                  0.00


   2.   (a)  Class M-1 Realized Loss Amortization
              Amount                                                       0.00

        (b)  Class M-1 Unpaid Realized Loss Amount                         0.00


   3.   (a)  Class M-2 Realized Loss Amortization Amount                   0.00

        (b)  Class M-2 Unpaid Realized Loss Amount                         0.00


   4.   (a)  Class B-1 Realized Loss Amortization Amount                   0.00

        (b)  Class B-1 Unpaid Realized Loss Amount                         0.00


   5.   (a)  Class B-2 Realized Loss Amortization Amount                   0.00

        (b)  Class B-2 Unpaid Realized Loss Amount                         0.00


XII  Miscellaneous Information

   1.   (a)  Monthly Master Servicer Fee                             203,661.50

        (b)  Amount of prior unpaid Master Servicing
              Fees paid with this distribution                             0.00

        (c)  Total Master Servicing Fees paid with
              this distribution                                      203,661.50

        (d)  Amount of unpaid Master Servicing Fees
              as of this distribution                                      0.00

     2. (a)  Opening Master Servicer Advance
              Balance                                              1,129,150.18

        (b)  Current Advance (exclusive of
              Compensating Interest)                                 561,279.42

        (c)  Reimbursement of prior Master
              Servicer Advances                                     (255,786.12)
                                                                 --------------

        (d)  Ending Master Servicer Advance Balance                1,434,643.48


     3.   Current period Compensating Interest                           206.90


     4.   (a)  Stepdown Date in effect ?                    NO